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MORNINGSTAR®	Reprinted by permission of Morningstar, Oct. 08, 2008 * UPP-HD68%

Funds That Avoid Disaster
They buy earnings cheaply, and they're mindful of debt.

Fund Spy | 10-08-08 | by John Coumarianos

Coulda, woulda, shoulda ... you can bet that regular investors and professionals alike are rehashing the past year or so, trying to figure out where they went wrong. It's not a new exercise; bear market after bear market, similar analyses are done.

But is there an investment approach that would have avoided the past two stock market debacles? If so, do any mutual funds employ anything like it? Is it dangerously unrealistic to think that you can completely avoid all market swoons anyway? We'll address these questions below by exploring a simple investment approach advocated by Benjamin Graham, who is widely considered one of the great investing minds.

The Common Denominator
The last two market meltdowns were basically caused by excess--excessive prices in the first case and excessive debt in the second case.

In early 2000, stock prices were simply too high. Led by high-expectation technology issues, prices were inflated through the late-1990s; consider that by early 2000, the S&P 500's price/earnings ratio exceeded 40. When fine but somewhat stodgy nontech companies such as Procter & Gamble (PG sport P/E ratios in the 40s, as P&G did in 2000, things have gotten a bit out of whack. (By comparison, P&G now trades at a P/E of 19, and its five-year average P/E is 22.) The market, again led by technology stocks, imploded from early 2000 through 2002, when earnings failed to meet expectations.

The most recent meltdown, over the past year or so, has been led by bank stocks. They don't typically sport high P/E or price/book ratios, but instead use huge amounts of debt or leverage. One could argue that high prices caused this meltdown as well, because obviously no price is worth paying for financial institutions that will ultimately go bankrupt. But what caused some banks to become insolvent and worthless were massive amounts of debt and bad loans on their balance sheets.

Interestingly, the past two market debacles hurt different investment styles. During the technology debacle, growth funds paying seemingly any price for earnings growth got hurt the most, while apparently more sober value funds performed relatively well. During the current crisis, however, value funds ever-attracted to the low P/Es and P/Bs of financial stocks have taken it hard on the chin. Even seasoned market observers were surprised by how little downside protection these funds can provide when they're jam-packed with debt-laden banks.

Taking a lesson from each market meltdown, perhaps a perfect investment approach would be to buy stocks with low P/Es and little, or at least not suffocating, amounts of debt. Such an approach would avoid technology at most times and avoid banks (though not all financials) at all times.

The Graham Interview
It appears entirely too facile and even downright irresponsible to argue that one should avoid the two sectors that are the poster-children for the past two market disasters. Putting entire industries of the economy off-limits hinders full diversification. And in avoiding the most recently downtrodden sectors, investors could be ruling out the cheapest stocks available.

However, it's striking that Benjamin Graham, author of Security Analysis and Warren Buffett's teacher, advocated an investment approach, employable by both professional investors and regular folks, that effectively would have sidestepped the past two disasters. Graham actually didn't speak of specific sector or industry avoidance and certainly never argued for simply neglecting stocks that had been recently smashed, but late in his life he gave an interview where he argued for buying a basket of stocks (at least 30) with P/Es of 7 or less and an equity/asset ratio of 50% or more. The first criterion would keep you away from most tech stocks most of the time and likely all tech stocks in 2000. The second criterion would rule out all banks at all times.

MORNINGSTAR®	Reprinted by permission of Morningstar, Oct. 08, 2008 * UPP-HD68%

Although a P/E of 7 seems arbitrary, Graham explained that a 7 P/E is actually a 14% earnings yield. An earnings yield is the inverse of a P/E; it's E/P or the amount of earnings you're theoretically getting as a percentage of the price you're paying. It's a convenient ratio, because it makes stocks at least somewhat comparable to bonds and other investments like real estate. So a 7 P/E really gives you an earnings yield (E/P or 1/7) of 14%, and Graham wanted 14% because that was double what the highest rated (AAA) corporate bonds were paying at the time of the interview. Graham thought an investor should be paid roughly twice the yield of the most secure bond for the risk of owning a common stock. Investors don't generally get paid out much of the earnings of a stock in the form of a cash dividend (though they do in case of real estate investment trusts), but the comparison is still apt; the earnings of a business theoretically belong to shareholders or owners, because they are what is left over after all expenses, including interest and principal payments to bondholders.

Graham also explained that the requirement to be paid twice the AAA rated corporate yield meant that investors could relax the P/E criterion if interest rates were relatively low. For example, if triple-A bonds yield 5%, you should be satisfied with an earnings yield of 10% or a P/E of 10. Graham warned, however, that you shouldn't relax the P/E criterion so much that you go over 10, even in a time of very low interest rates.

The second criterion of Graham's formula, an equity/assets ratio of 50% or better, suggests that a company doesn't have a crushing amount of debt. A profitable income statement is great, but it doesn't tell you much about a business' financial condition or what it owns and what it owes. This criterion would effectively eliminate banks from an investment universe, because banks often have equity/asset ratios of 10%. A bank's business model is to take deposits from savers to finance loans, and deposits are really liabilities to the bank or borrowed money that the bank owes back to the depositors.

The Sincerest Form of Flattery
Although we don't cover any mutual fund that strictly follows this mechanical approach, some funds and managers that we like employ something resembling it by being conscious of both how much they're paying for profits and how much debt a firm is carrying. Here are three that have skirted the last two market meltdowns as a result of paying attention to both the price they pay for earnings and the debt on their holdings' balance sheets. We've included mention of the funds' records from Jan. 1, 2000, through Sept. 30, 2008, during which time the stock market traversed its two dramatic slides (and also four straight-up years from 2003 through 2007) and the S&P 500 Index produced cumulative return of negative 8%.

Yacktman (YACKX)
Don Yacktman is a veteran investor now assisted by his son Stephen. Father and son pick profitable firms for this fund that aren't too expensive and don't have high levels of debt. These criteria kept the fund out of technology stocks in the late 1990s and out of financials recently. The fund has produced a cumulative return of 137% from Jan. 1, 2000, through Sept. 30, 2008. The Yacktmans have populated the portfolio with a host of consumer-staples names such as Coca-Cola (KO ) Procter & Gamble,  Clorox (CLX ), and  Kraft (KFT) for the past few years, when other investors neglected them. Forgotten pharmaceuticals with rock-solid balance sheets such as Pfizer (PFE) and Johnson & Johnson (JNJ) are also prominent holdings. Yacktman did own a small position in behemoth failed insurer American International Group (AIG) as of the latest filings, though not enough to hurt the fund, and also  US Bancorp (USB), which is notable for being one of the healthiest U.S. banks and having contributed to the fund's good relative performance this year. Finally, Yacktman appears to have added embattled bond insurer MBIA (MBI), though, again, it's a small position, and it appears that Yacktman may have snagged it at what seems to be, so far, its nadir in the summer.

Sequoia (SEQUX)
This recently reopened fund actually has a pedigree that extends to Graham himself. Its founder William Ruane, with his classmate Warren Buffett, studied under Graham at Columbia Business School. When Buffett wound up his original partnership in the late 1960s, he directed his partners who still wanted stock market exposure to Sequoia. Bob Goldfarb and David Poppe have run the show at Sequoia since Ruane's death in 2005, but for many years the fund has gradually shifted its investment style in accord with Buffett's by moving away from mediocre business selling at dirt-cheap prices to excellent businesses selling at mediocre prices. However, Goldfarb and Ruane were still price-conscious enough to have avoided the technology stocks before they collapsed, while the fund's only financial exposure is to Buffett's Berkshire Hathaway (BRK.B), which has a AAA rated balance sheet. Price-consciousness and watching debt levels have helped Sequoia produce a cumulative return of 83% from Jan. 1, 2000, through Sept. 30, 2008.

Reprinted by permission of Morningstar, Oct. 08, 2008 * UPP-HD68%

Greenspring (GRSPX)
Greenspring is probably the best fund nobody has ever heard of, despite the fact that it's been open since the late 1980s, when the Cold War was still on and the Dow Jones Industrial Average was below 2000. The fund has used an unusual approach to produce a cumulative return of 109% from 2000 through Sept. 30, 2008. Manager Chip Carlson has received help for more than 15 years from his first lieutenant Michael Fusting, as the two scour the bargain bins for underfollowed small-cap stocks and "busted" convertible bonds (bonds with options to purchase stock, where the option is rendered worthless by a big swoon in the stock price). Carlson and Fusting are always worried about downside risk, which means they pay attention to balance sheets in the tradition of Graham. For example, the collective P/B of the fund's equity holdings is 1.5 times or two thirds that of the equity holdings of its average moderate-allocation peer. Moreover, the fund's convertible bond holdings often have "put" features requiring the company to purchase them at a certain price on a certain date so that, provided the firm has enough cash on its balance sheet and won't default, Carlson and Fusting can calculate their return in advance. Now that's an approach that Ben Graham would like.

Final Thoughts
An investor who owns stocks or stock mutual funds can't expect to avoid market downdrafts completely, and indeed the three funds we've highlighted are all down for 2008 through early October. However, they're down much less so than their peer groups and appropriate indexes. The same held true for them during the tech meltdown. They may not be flashy or own stocks that people like to talk about at cocktail parties, but they've kept their shareholders out of major trouble twice over the last decade by paying attention to the price they pay for profits and the amount of money that their companies have borrowed.

John Coumarianos is a mutual fund analyst with Morningstar.com

The accompanying article is furnished by The Yacktman Funds, Inc.  The article should not be deemed an offer to sell or a solicitation of an offer to buy shares of any of the other funds described in the article.

The performance data quoted for the Yacktman Fund represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that the investor’s shares, when redeemed, may be worth more or less than their original cost. The current performance may be higher or lower than the performance data quoted.

An investor should consider the investment objectives, risks and charges and expenses of the Fund carefully before investing.  The Fund’s prospectus contains this and other important information about the Fund. An investor may obtain a prospectus by going to the Yacktman website at www.yacktman.com or by calling this toll free number 1-800-525-8258. The prospectus should be read carefully before investing.

Total Returns as of September 30, 2008

FUND		CUMULATIVE	AVERAGE ANNUAL
	Inception Date	SINCE INCEPTION	1-Year	3 -Year	5 -Year	10 -Year
The Yacktman Fund	7/6/1992	310.33%	-9.31%	2.89%	6.21%	8.61%
S&P Index - Divs reinvested	7/6/1992	285.14%	-21.98%	0.22%	5.17%	3.06%

The Yacktman Focused Fund	5/1/1997	117.80%	-5.92%	4.38%	6.59%	7.62%
S&P 500 Index - Divs reinvested	5/1/1997	76.25%	-21.98%	0.22%	5.17%	3.06%